SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 15, 2005
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                                  SIMTROL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      1-10927                  58-2028246
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

2200 Norcross Parkway, Norcross, Georgia                      30071
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (770) 242-7566
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02.    Unregistered Sales of Equity Securities.

As previously disclosed, in order to raise additional capital to support our operations, we have been conducting a private placement of a minimum of $250,000 and a maximum of $1,250,000 of units consisting of one share of convertible preferred stock and warrants to purchase one share of our common stock at an exercise price of $1.00 per share and one share of our common stock at an exercise price of $1.25 per share. Each share of preferred stock has a stated value of $3.00 and is convertible into shares of common stock of the Company at a conversion price of $0.75 (resulting in each share being convertible into four shares of common stock).

On July 15, 2005, we completed the sale of an additional $217,000 of securities in this private placement to eight accredited investors, bringing the aggregate amount of securities we have sold in the offering to $1,092,000. This offering is now completed and we do not expect to sell any additional securities in this offering. Our placement agent in the offering will receive a cash fee equal to 12% of the gross proceeds that we sold in the private placement and warrants to purchase a number of shares of our common stock equal to 12% of the number of shares of common stock underlying the preferred stock and warrants that we sold in the private placement.

The offers and sales of the securities in the private placement were exempt from the registration requirements of the Securities Act of 1933 (the "Act") pursuant to Rule 506 and Section 4(2) of the Act. In connection with the offers and sales, we did not conduct any general solicitation or advertising, and we complied with the requirements of Regulation D relating to the restrictions on the transferability of the shares issued.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SIMTROL, INC.



                                                By: /s/ Stephen N. Samp
                                                   ----------------------------
                                                      Stephen N. Samp
                                                      Chief Financial Officer

Dated:   July 15, 2005